UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                      February 20, 1998 (February 17, 1998)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                  1-9076                  13-3295276
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  (State or other jurisdiction    (Commission              (IRS Employer
       of incorporation)          File Number)           Identification No.)



         l700 East Putnam Avenue, Old Greenwich, Connecticut  06870-0811
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               (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code      (203) 698-5000
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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.
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     Registrant's press release dated February 17, 1998 is filed herewith as
Exhibit 20 and is incorporated herein by reference.

     In addition, the following exhibit is filed herewith as Exhibit 99 and is incorporated herein by reference:

          Exhibit 99 -- Fortune Brands, Inc. and Subsidiaries (i) Consolidated Statement of Income for the years ended December 31, 1997, 1996 and 1995, (ii) Consolidated Balance Sheet as of December 31, 1997 and 1996, (iii) Consolidated Statement of Cash Flows for the years ended December 31, 1997, 1996 and 1995,
(iv) Consolidated Statement of Stockholders' Equity for the years ended December 31, 1997, 1996 and 1995, (v) Notes to Consolidated Financial Statements, (vi) Report of Independent Accountants and (vii) Information on Business Segments.

References in such Exhibit 99 to the Company are, unless the context otherwise requires, to Registrant.


Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.
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              20.  Press release of Registrant dated February 17, 1998.

              23.  Consent of Independent Accountants, Coppers & Lybrand L.L.P.

              27.  Financial Data Schedule (Article 5).

              99. Fortune Brands, Inc. and Subsidiaries (i) Consolidated Statement of Income for the years ended December 31, 1997, 1996 and 1995, (ii) Consolidated Balance Sheet as of December 31, 1997 and 1996, (iii) Consolidated Statement of Cash Flows for the years ended December 31, 1997, 1996 and 1995, (iv) Consolidated Statement of Stockholders' Equity for the years ended December 31, 1997, 1996 and 1995, (v) Notes to Consolidated Financial Statements, (vi) Report of Independent Accountants and (vii) Information on Business Segments.


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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             FORTUNE BRANDS, INC.
                                             --------------------
                                                  (Registrant)


                                            By    C. P. Omtvedt
                                               --------------------------------
                                               C. P. Omtvedt
                                               Senior Vice President and
                                                 Chief Accounting Officer


Date:  February 20, 1998


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                                  EXHIBIT INDEX



                                                              Sequentially
Exhibit                                                       Numbered Page
-------                                                       -------------


  20.  Press release of Registrant dated
       February 17, 1998.

  23.  Consent of Independent Accountants,
       Coppers & Lybrand L.L.P.

  27.  Financial Data Schedule (Article 5).

  99.  Fortune Brands, Inc. and Subsidiaries
       (i) Consolidated Statement of Income
       for the years ended December 31, 1997,
       1996 and 1995, (ii) Consolidated Balance
       Sheet as of December 31, 1997 and 1996,
       (iii) Consolidated Statement of Cash
       Flows for the years ended December 31,
       1997, 1996 and 1995, (iv) Consolidated
       Statement of Stockholders' Equity for
       the years ended December 31, 1997, 1996
       and 1995, (v) Notes to Consolidated
       Financial Statements, (vi) Report of
       Independent Accountants and (vii)
       Information on Business Segments.